First Quarter 2026 Results May 5, 2026

© 2026 Lumen Technologies. All Rights Reserved. 1 Forward-Looking Statements Except for historical and factual information, the matters set forth in this presentation and our other oral or written statements identified by words such as “estimates,” “expects,” “anticipates,” “believes,” “plans,” “intends,” “will,” and similar expressions with respect to the future are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. The forward-looking statements included in this presentation including without limitation statements regarding our future financial results of operations, cash flows, or financial condition, our transformation strategy, and our modernization efforts and related target cost savings, the sale of our Mass Markets Fiber-to-the-Home business, statements regarding the pending acquisition of Alkira and the closing and expected benefits thereof, the expected size of Lumen’s total addressable market after closing of the Alkira acquisition, and the assumptions on which they are based are not guarantees of future results and are based on current expectations only, are inherently speculative, and are subject to a number of risks and uncertainties, many of which are beyond our control. These risks and uncertainties include those described in our Securities and Exchange Commission ("SEC") filings, including those set forth in the Risk Factors section and under the heading "Special Note Regarding Forward-Looking Statements" in our most recently filed Annual Report on Form 10-K, our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026 to be filed with the SEC, and in our other filings with the SEC. Additional factors or risks that we currently deem immaterial, that are not presently known to us, or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned not to unduly rely upon our forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. Furthermore, any information about our intentions contained in any of our forward-looking statements reflects our intentions as of the date of such forward-looking statement, and is based upon, among other things, our assessment of regulatory, technological, industry, competitive, economic, or market conditions as of such date. We may change our intentions, strategies or plans (including our capital allocation plans) at any time and without notice, based upon any changes in such factors or otherwise, and we undertake no obligation to make any public announcement of such changed intentions, except to the extent required by applicable law. Total Addressable Market: The size of our current total addressable market included in this presentation represents management’s estimate of the domestic market opportunity for Lumen’s current products and services within defined categories and use cases. The expected size of our total addressable market after closing of the acquisition of Alkira represents management’s estimate of the global combined market opportunity for Lumen’s and Alkira’s products and services within defined categories and use cases, subject to closing and successful integration of Alkira. These estimates are based on a combination of third-party market research, publicly available industry data, and internal analysis. While we believe our assumptions and the data underlying our estimates are reasonable, these assumptions and estimates may not be correct. As a result, our estimates of our current and potential future total addressable market may prove to be incorrect. If, among other things, the volume of data traffic and applications is lower than we estimate, or if our potential customers spend less on cloud and other infrastructure than we estimate, our current and/or future total addressable markets may be smaller than we expect.

© 2026 Lumen Technologies. All Rights Reserved. 2 This presentation includes certain historical and forward-looking non-GAAP financial measures, including but not limited to adjusted EBITDA, as well as adjusted EBITDA, adjusted EBITDA margin, free cash flow and capital expenditures excluding the effects of special items. In addition to providing key metrics for management to evaluate the company’s performance, we believe these measurements assist investors in their understanding of period-to-period operating performance and in identifying historical and prospective trends. Non-GAAP financial measures are not presented to be replacements or alternatives to the measures prepared in accordance with accounting principles generally accepted in the United States (GAAP), and investors are urged to consider these non-GAAP financial measures in addition to, and not in substitution for, or superior to, financial measures prepared in accordance with GAAP. Lumen may calculate its non-GAAP financial measures differently from similarly titled measures presented by other companies. Reconciliations of non-GAAP financial measures to the most comparable GAAP measures are included in the financial schedules to the Company’s accompanying earnings release. Reconciliation of information and additional non-GAAP historical financial measures that may be discussed during the call, along with further descriptions of non-GAAP financial measures, will be available in the Investor Relations portion of the company’s website at http://ir.lumen.com. Non-GAAP Financial Measures

© 2026 Lumen Technologies. All Rights Reserved. 3 KATE JOHNSON CEO

© 2025 Lumen Technologies. All Rights Reserved. 4 CIOs are expected to deliver insight at the speed of thought in a sea of technical complexity: - AI-driven data proliferation is real - Apps, data, and users are widely dispersed across geographies - Hybrid architectures and multi-cloud environments are here to stay - Intermediaries add cost without innovation The Problem: A War Against Technical Complexity © 2026 Lumen Technologies. All Rights Reserved.

© 2026 Lumen Technologies. All Rights Reserved. 5 The Path of Disruption in Telecom

The Physical Network | Cloud 2.0 Connectivity



Hillsboro
Bandon
Sacramento
Salt Lake City
Grand Junction
Denver
Stratford
El Paso
Los Angeles
Dallas
Houston
Des Moines
Kansas City
St. Louis
Chicago
Nashville
Cincinnati
Cleveland
Charlotte
Atlanta
Tallahassee
Jacksonville
Tampa
Miami
Philadelphia
New York
Albany
Boston

RapidRoutes | Metro Expansion | Data Center Expansion | Cloud On-Ramp Coverage

For illustration purposes only

Planned by EOY 26[1]

RapidRoutes

Enabling 400G capacity on key routes for fast service delivery activation

49 new routes
18 expanded routes

Metro Expansion

High-speed Ethernet services in key metro markets and reduced service delivery cost

35 gateways
32 markets
248 wire centers

Data Center Expansion

400G Ethernet-IP services at key data centers

139 data centers
28 markets

Cloud/AI On-Ramps

Dedicated, low-latency private connections to cloud/AI ecosystems

90% coverage by end of 2026

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© 2026 Lumen Technologies. All Rights Reserved.

1.Represents targeted expansions and not a guarantee of future results. See "Forward-looking Statements".

LUMEN

The Lumen Platform

Connected Ecosystem

- Clouds
- Carriers
- Tech Marketplaces
- SaaS providers
- Customers

Programmable Network

Control Plane: North/South – East/West | On Demand | On-net/Off-net | Direct Cloud On-Ramps | Multi-Cloud Gateway

- Lumen Connect
- 1st Party Marketplace
- Alkira[1]

Physical Infrastructure

- RapidRoutes
- Metro Expansion & Enhancements
- Data Center Interconnect
- 58M Intercity Fiber Miles[2]
  ~22M Metro Fiber Miles[3]

[1] Subject to closing of acquisition. See "Forward Looking Statements."
[2] Projected YE 2031
[3] As of May 5, 2026

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© 2026 Lumen Technologies. All Rights Reserved.

LUMEN

The Lumen Programmable Network

Designed to be ubiquitous, universal, on-demand, intelligent, and secure.

Cloud & carrier agnostic

A single control plane

Private-network performance



aws
Lumen Multi-Cloud Gateway
Lumen Connectivity Fabric
salesforce
SAP
ANTHROP\C
splunk>
f5
paloalto
aruba
SaaS providers and neoclouds²
Lumen Connect
On-demand networking and cloud/multi-cloud services
alkira¹
Software-based policy control, automation, and orchestration
Off-net enterprises, data centers, and international
Lumen Fabric Port
Enterprises
Data centers
Metro connectivity
RapidRoutes
Lumen Connectivity Fabric
Off-net

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© 2026 Lumen Technologies. All Rights Reserved.

[1] Subject to closing of acquisition. See "Forward Looking Statements."
[2] Illustrative cloud connections

LUMEN

© 2026 Lumen Technologies. All Rights Reserved. 9 NaaS Customers Services Sold Fabric Ports 1Q26 Adoption Rate (Q/Q) +25% +32% +35% Number of customers that purchase and use one or more ports in quarter Number of fabric ports deployed by customers to support multi-cloud networking Number of services sold across all fabric ports Lumen NaaS Adoption Remains Strong

Building the Lumen Platform for ~$70B of TAM

Basic NaaS Services

One Port, Multiple Services

~2,500 Total Customers[1]

New Customers in Q1:
20% Net New to Lumen
60% Expanding Footprint

→

Connected Ecosystem 1.0

Lumen Validated Designs

25% of NaaS Customers >1 Service per Port

Security Services have highest attach rate

→

Multi-Cloud Gateway

Cloud On-Ramp

Direct secure access to all major Hyperscalers

One gateway, any cloud, no custom builds

→

Connected Ecosystem 2.0

SaaS Gateway

CRM
ERP
HR systems
Data platforms

→

Intercloud Connection

Cloud Interconnect

2 Live | Scaling to 10+
Active builds underway

Dedicated routes to major cloud regions

Alkira Services[2]

2025 **TAM**	North-South Connectivity (Prem to Prem, DC, Cloud) **~$12B**[3]	East-West Connectivity (Between DCs, Hyperscalers, Clouds) **~$58B**[4]

1. As of May 1st 2026
2. Subject to closing of acquisition. See "Forward Looking Statements."
3. Represents management's estimate of the domestic market opportunity for Lumen's current products and services within defined categories and use cases. This estimate is based on a combination of third-party market research, publicly available industry data, and internal analysis.
4. Represents management's estimate of the global combined market opportunity for Lumen's and Alkira's products and services within defined categories and use cases, subject to closing and successful integration of Alkira. This estimate is based on a combination of third-party market research, publicly available industry data, and internal analysis. See "Forward-looking Statements".

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© 2026 Lumen Technologies. All Rights Reserved.

LUMEN

Alkira Expected Value Creation[1]

LUMEN
Accelerated Innovation

Accelerates Cloudification of the Network

- Compresses time-to-value and execution risk for a programmable network.

Provides world class talent

- Deep control-plane, cloud networking, and software-at-scale expertise – difficult to assemble organically.

Automate partner ecosystem

- Automation of deployment of partner ecosystem solutions in customer environments.

CUSTOMERS
Network as software

A true control plane, today

- Design, deploy, and operate network as software – across clouds, data centers, partners, and sites.

One pane replaces the stack

- Connectivity, policy, routing, and services via a single control pane – not stitched carriers and portals.

Minutes, not months

- Activate and modify networks on demand, with the performance, security, and scale AI workloads require.

INVESTORS
Software economics

Margin Accretive at Scale[2]

- Software economics lift Lumen's blended margin and unlock operating leverage transport alone can't deliver.

Greater Global Reach

- Expands addressable market including global – moving Lumen into programmable networking at scale.

Automate partner ecosystem

- Capital-light growth – software revenue scales without the infrastructure spend that anchors today's model.

1. All value realization is subject to, among other things, closing of acquisition and its successful integration. See "Forward Looking Statements."
2. If and when completed, acquisition is expected to be margin neutral in the near term and accretive as the platform scales.

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© 2026 Lumen Technologies. All Rights Reserved.

LUMEN

© 2026 Lumen Technologies. All Rights Reserved. 12 CHRIS STANSBURY PRESIDENT & CFO

© 2026 Lumen Technologies. All Rights Reserved. 13 Operational and Financial Accomplishments in 1Q’26 Leverage below 4.0x following the FTTH close(1); reduced annual interest expense by $300M Phase 2 ERP execution & M&S progress Solid 1Q results, in-line with our expectations Strategic acquisition of Alkira, still below 4.0x levered(2) Refinanced revolver with new $825M facility (1) Net Debt to LTM adjusted EBITDA excluding special items (2) Based on management estimates of expected net debt to LTM adjusted EBITDA excluding special items after closing of acquisition.

1Q'26 Total Reported Revenue

($ in millions)	1Q26	Y/Y% Change	Q/Q% Change
Large Enterprise	$778	1.2%	(1.1%)
Mid-Market Enterprise	$439	(9.9%)	(2.0%)
Public Sector	$506	5.2%	10.5%
N.A. Enterprise	**$1,723**	**(0.8%)**	**1.8%**
Wholesale	$648	(7.8%)	(1.2%)
N.A. Total Business	**$2,371**	**(2.8%)**	**0.9%**
International & Other	$73	(13.1%)	(3.9%)
Total Business	**$2,444**	**(3.2%)**	**0.8%**
Total Mass Markets	**$455**	**(30.9%)**	**(26.1%)**
Total Revenue	**$2,899**	**(8.9%)**	**(4.7%)**

($ in millions)	1Q26	Y/Y% Change	Q/Q% Change	% Total
Strategic	$1,246	9.4%	4.7%	51%
Legacy	$1,198	(13.5%)	(3.0%)	49%
Total Business	**$2,444**	**(3.2%)**	**0.8%**	**100%**

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© 2026 Lumen Technologies. All Rights Reserved.

LUMEN

© 2026 Lumen Technologies. All Rights Reserved. 15 Strategic vs. Legacy Revenue 1Q26($ in millions) $37Digital $78PCF $1,131Other Strategic $1,246Strategic $1,198Legacy Strategic vs. Legacy Total Business Revenue Strategic vs. Legacy Revenue Build $1,198 $1,246 45% 45% 48% 49% 51% 1Q25 2Q25 3Q25 4Q25 1Q26 Legacy Revenue Strategic Revenue Strategic as a % of total

© 2026 Lumen Technologies. All Rights Reserved. 16 1Q26 Adjusted EBITDA* excl. special items Y/Y% Change 1Q26($ in millions) (8.9%)$2,899Total Revenue (8.6%)$849Adjusted EBITDA* 10 bps29.3%Adjusted EBITDA* Margin $1,279Adjusted EBITDA* 1Q26 Special Items: ($596)(+) Net gain on sale of businesses $53(+) Transaction and separation costs(1) $106(+) Modernization and simplification(2) $7(+) Other $849Adjusted EBITDA* excl. Special Items 1Q26 Adjusted EBITDA excl. Special Items ($ in millions) (1) Reflects transaction and separation costs associated with (i) the Q1 2026 sale of our Mass Markets fiber-to-the- home business to AT&T and (ii) additional transaction and separation costs associated with supporting transition and separation services of our previous divestitures. (2) Includes costs incurred related to network infrastructure, product portfolio, IT systems, and workforce modernization designed to deliver $1 billion annualized in cost savings on a run-rate basis exiting 2027. *For definitions of non-GAAP financial measures and reconciliations to GAAP figures, see Lumen’s Investor Relations website.

© 2026 Lumen Technologies. All Rights Reserved. 17 Consolidated Cash Flow Summary 1Q26($ in millions) $1,323(2)Cash Flow from Operations $859Capital Expenditures(1) $756(2)Free Cash Flow(1) $236Net Cash Interest Key Metrics 1) Excluding Special Items impacting Capital Expenditures and Cash Flows. For definitions of non-GAAP financial measures and reconciliations to GAAP figures, see Lumen’s Investor Relations website. 2) Includes $729 million of proceeds from the Mass Markets Fiber-to-the-Home divestiture classified as cash flow from operations and the impact of a $101 million voluntary pension contribution in Q1 2026

2026 Financial Outlook

Metric[(1)(2)(3)(4)]	Outlook
Adjusted EBITDA	$3.1 to $3.3 billion
Free Cash Flow	$1.9 to $2.1 billion
Net Cash Interest	$650 million to $750 million
Capital Expenditures	$3.2 to $3.4 billion
Cash Income Taxes (refund)	($350) to ($450) million

[(1)] For definitions of non-GAAP financial measures and reconciliations to GAAP figures, see Lumen's Investor Relations website.
[(2)] Outlook measures in this presentation and the accompanying schedules (i) exclude the effects of Special Items or future changes in our operating or capital allocation plans, unforeseen changes in regulation, laws or litigation, and other unforeseen events or circumstances impacting our financial performance and (ii) speak only as of May 5, 2026. See "Forward Looking Statements" at the beginning of this presentation.
[(3)] Reflects our expectation of receiving a $400 million refund from recent tax legislation in 1H26. Excludes the taxes related to the Mass Markets FTTH divestiture.
[(4)] Free Cash Flow guidance for 2026 includes $729 million of proceeds from the Mass Markets Fiber-to-the-Home divestiture classified as cash flow from operations. Free Cash Flow for the first quarter of 2026 as reported includes this $729 million. The cash proceeds from the divestiture have primarily been used to pay down debt in the first quarter of 2026.

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© 2026 Lumen Technologies. All Rights Reserved.
LUMEN

© 2026 Lumen Technologies. All Rights Reserved. 19 Key Financial Goals: FCF, Balance Sheet, Adj EBITDA, Revenue Adj EBITDA inflection exiting 2026 Powered by transformation Transform the capital structure De-levered, refinanced, and simplified balance sheet for future growth Return to business revenue growth Growth engines drive more than half of enterprise revenue, accelerating mix shift Return to FCF growth Driven by PCF, cost savings, and reduced capex intensity In Progress 2028

© 2025 Lumen Technologies. All Rights Reserved. 20